THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF Vertex Pharmaceuticals Incorporated transferable upon the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By-laws of the Company as from time to time amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, Vertex Pharmaceuticals Incorporated has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed. COMMON STOCK PAR VALUE $.01 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . VERTEX PHARMACEUTICALS INCORPORATED INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS FACSIMILE SIGNATURE TO COME FACSIMILE SIGNATURE TO COME President Treasurer By AUTHORIZED SIGNATURE 1989 M ASSACHUSE TT S IN CO RPORATED VE RT E X P H AR MA CEU TICALS INC O R P O R ATED ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# 92532F 10 0 DD-MMM-YYYY * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE ZQ00000000 Certificate Number s 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 Total Transactio n Num/No . 123456 Denom . 123456 Tota l 1234567 MR A SAMPL E DESIGN ATION (IF ANY ) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSI P XXXXXX XX X Holder ID XXXXXXXXX X Insurance Value 1,000,000.0 0 Number of Share s 12345 6 DT C 12345678 12345678901234 5 THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com

The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state. For value received, ____________________________hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ Shares _______________________________________________________________________________________________________________________ Attorney Dated: __________________________________________20__________________ Signature: ____________________________________________________________ Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. . VERTEX PHARMACEUTICALS INCORPORATED THE COMPANY WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................Custodian ................................................ (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act......................................................... (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -............................................Custodian (until age ................................) and not as tenants in common (Cust) .............................under Uniform Transfers to Minors Act ................... (Minor) (State) Additional abbreviations may also be used though not in the above list.